                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------
                                    FORM 8-K
                                    ---------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                               September 24, 1998
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                Date of Report (Date of earliest event reported)

         The Originators listed below under a Trust Agreement, dated as of August 31, 1998, forming the Trust that issues The Money Store Asset Backed Notes, Series 1998-C.

                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                *                        333-60771                   *
   ----------------------------      ----------------       -------------------
   (State or Other Jurisdiction      (Commission File       (I.R.S. Employer
        of Incorporation)                Numbers)           Identification No.)


                             --------------------------
                                * See Schedule A

707 3rd Street, West Sacramento, California                            95605
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(Address of Principal Executive Offices)                              (ZIP code)

                                 (916) 617-1000
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              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
                                 Not Applicable

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index appears on Page 5

                                   Schedule A

                                                                                  IRS
                                               State                            Employer
                                                of                            Identification
Registrant                                 Incorporation                        Number
----------                                 -------------                      --------------
TMS Mortgage Inc. ........................   New Jersey                         22-3217781
The Money Store/D.C. Inc. ................   D.C.                               22-2133027
The Money Store/Minnesota Inc. ...........   Minnesota                          22-3003495
The Money Store Home Equity Corp. ........   Kentucky                           22-2522232
The Money Store/Kentucky Inc. ............   Kentucky                           22-2459832

ITEM 5.  Other Events.

         This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of First Union Capital Markets, a division of Wheat First Securities, Inc. (the "Underwriter") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset Backed Notes, Series 1998-C. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibit No.

                    99.1    Computational Materials of First Union Capital
                            Markets, a division of Wheat First Securities, Inc.
                            for The Money Store Asset Backed Notes, Series
                            1998-B, Class AF

                    99.2    Computational Materials of First Union Capital
                            Markets, a division of Wheat First Securities, Inc.
                            for The Money Store Asset Backed Notes, Series
                            1998-B, Class AV

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TMS MORTGAGE INC.
                                        THE MONEY STORE/D.C. INC.
                                        THE MONEY STORE/MINNESOTA INC.
                                        THE MONEY STORE HOME EQUITY CORP.
                                        THE MONEY STORE/KENTUCKY INC.

                                        By: /s/ William Templeton
                                           --------------------------------
                                               William Templeton, President

Date:  September 24, 1998

EXHIBIT INDEX

      Exhibit Number        Description

          99.1*             Computational Materials of First Union Capital
                            Markets, a division of Wheat First Securities, Inc.
                            for The Money Store Asset Backed Notes, Series
                            1998-B, Class AF

          99.2*             Computational Materials of First Union Capital
                            Markets, a division of Wheat First Securities, Inc.
                            for The Money Store Asset Backed Notes, Series
                            1998-B, Class AV


-----------------
* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.